Exhibit 10.8

COSKATA, INC.

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

AUGUST 3, 2011

Schedule A Investors

Schedule B Founder

ii

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Agreement”) is made as of the 3rd day of August, 2011, by and among Coskata, Inc., a Delaware corporation (the “Company”), the Investors and the Founder identified herein. Capitalized terms used as defined terms herein and not otherwise defined shall have the meaning ascribed to such terms in Section 1 below.

WHEREAS, the Company, the Founder and certain of the Investors who purchased shares of Series A Convertible Preferred Stock under the Series A Preferred Stock Purchase Agreement (the “Series A Investors”), Series B Convertible Preferred Stock under the Series B Preferred Stock Purchase Agreement (the “Series B Investors”), Series C Convertible Preferred Stock under the Series C Preferred Stock Purchase Agreement dated October 29, 2008 or the Series C Preferred Stock Purchase Agreement dated April 19, 2010 (the “Series C Investors” and, together with the Series A Investors and Series B Investors, the “Prior Investors”) have previously entered into that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 19, 2010 (the “Prior Agreement”);

WHEREAS, the Founder is the beneficial owner of the number of shares of Capital Stock, or of options to purchase Common Stock, as set forth on Schedule B hereto;

WHEREAS, the Company and certain of the Investors (the “Series D Investors”) are parties to the Series D Preferred Stock Purchase Agreement of even date herewith, pursuant to which the Series D Investors have acquired and have agreed to purchase, respectively, shares of the Preferred Stock (as defined herein);

WHEREAS, the Founder, the Prior Investors and the Company desire to further induce the Series D Investors to purchase the Preferred Stock.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Founder and the Investors agree as follows:

1. Definitions.

“Capital Stock” means (a) shares of Common Stock and Preferred Stock (whether now outstanding or hereafter issued in any context), (b) shares of Common Stock issued or issuable upon conversion of Preferred Stock, and (c) shares of Common Stock issued or issuable upon exchange, exercise and/or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by the Founder, any Investor, or their respective successors or permitted transferees or assigns. For purposes of the number of shares of Capital Stock held by an Investor or the Founder (or any other calculation based thereon), all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then applicable conversion rates.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended, effective as of the date hereof, as further amended from time to time.

“Common Stock” means shares of Common Stock of the Company, $0.001 par value per share.

“Company Notice” means written notice from the Company notifying the selling Founder that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Founder Transfer.

“Founder” means GPV Fund II LLC, any successor or assign, and any other persons or entities who become parties hereto as a Founder pursuant to Section 6.15.

“Investor Notice” means written notice from an Investor notifying the Company and the Founder that such Investor intends to exercise its Secondary Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Founder Transfer.

“Investors” means the persons named on Schedule A hereto, each person to whom the rights of an Investor are assigned pursuant to Section 6.9 and “Investor” means any one of them, as the context may require.

“Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, each with a par value of $0.01 per share.

“Pro Rata Portion” means, with respect to each Investor, the proportion that the Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held by such Investor, bears to the total Common Stock of the Company held by all Investors (on an as-converted to Common Stock basis).

“Proposed Founder Transfer” means any proposed assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by the Founder.

“Proposed Transfer Notice” means written notice from the Founder setting forth the terms and conditions of a Proposed Founder Transfer.

“Prospective Transferee” means any person to whom the Founder proposes to make a Proposed Founder Transfer.

“Right of Co-Sale” means the right, but not an obligation, of an Investor to participate in a Proposed Founder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

“Right of First Refusal” means the right, but not an obligation, of the Company, or its permitted transferees or assigns, to purchase some or all of the Transfer Stock with respect to a Proposed Founder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

“Secondary Notice” means written notice from the Company notifying the Investors and the Founder that the Company does not intend to exercise its Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Founder Transfer.

“Secondary Refusal Right” means the right, but not an obligation, of each Investor to purchase up to its Pro Rata Portion of any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

“Transfer Stock” means shares of Capital Stock owned by the Founder.

“Undersubscription Notice” means written notice from an Investor notifying the Company and the selling Founder that such Investor intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right.

2. Agreement Among the Company, the Investors and the Founder.

2.1 Right of First Refusal.

(a) Grant. Subject to the terms of Section 3 below, the Founder hereby unconditionally and irrevocably grants to the Company a Right of First Refusal to purchase all or any portion of Transfer Stock that the Founder may propose to transfer in a Proposed Founder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b) Notice. The Founder proposing to make a Proposed Founder Transfer must deliver a Proposed Transfer Notice to the Company and each Investor not later than forty-five (45) days prior to the consummation of such Proposed Founder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Founder Transfer and the identity of the Prospective Transferee. To exercise its Right of First Refusal under this Section 2, the Company must deliver a Company Notice to the Founder within fifteen (15) days after delivery of the Proposed Transfer Notice.

(c) Grant of Secondary Refusal Right to Investors. Subject to the terms of Section 3 below, the Founder hereby unconditionally and irrevocably grants to the Investors a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Company pursuant to the Right of First Refusal, as provided in this Section 2.1(c). If the Company does not intend to exercise its Right of Refusal with respect to all Transfer Stock subject to a Proposed Founder Transfer, the Company must deliver a Secondary Notice to the selling Founder and to each Investor to that effect no later than fifteen (15) days after the Founder delivers the Proposed Transfer Notice to the Company. To exercise its Secondary Refusal Right, an Investor must deliver an Investor Notice to the Founder and the Company within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence.

(d) Undersubscription of Transfer Stock. If options to purchase have been exercised by the Company and the Investors with respect to some but not all of the Transfer Stock by the end of the 10-day period specified in the last sentence of Section 2.1(c)) (the “Investor Notice Period”), then the Company shall, immediately after the expiration of the Investor Notice Period, send written notice (the “Company Undersubscription Notice”) to those Investors who fully exercised their Secondary Refusal Right within the Investor Notice Period (the “Exercising Investors”). Each Exercising Investor shall, subject to the provisions of this Section 2.1(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Investor must deliver an Undersubscription Notice to the selling Founder and the Company within ten (10) days after the expiration of the Investor Notice Period. In the event there are two or more such Exercising Investors that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, all of such remaining shares available for purchase under this Section 2.1(d) shall be allocated to such Exercising Investors based on such Exercising Investors’ Pro Rata Portion. If the options to purchase all of such remaining shares are exercised by one or more of the Exercising Investors, the Company shall immediately notify all of the Exercising Investors and the selling Founder of that fact.

(e) Consideration; Closing. If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Company’s Board of Directors and as set forth in the Company Notice. If the Company or any Investor cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Investor may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Company Notice. The closing of the purchase of Transfer Stock by the Company and the Investors shall take place, and all payments from the Company and the Investors shall have been delivered to the selling Founder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Founder Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

2.2 Right of Co-Sale.

(a) Exercise of Right. If any Transfer Stock subject to a Proposed Founder Transfer is not purchased pursuant to Section 2.1 above and thereafter is to be sold to a Prospective Transferee, each respective Investor may elect to exercise its Right of Co-Sale and participate to the extent of its Pro Rata Portion in the Proposed Founder Transfer as set forth in Section 2.2(b) below and otherwise on the same terms and conditions specified in the Proposed Transfer Notice (provided that if an Investor wishes to sell Preferred Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted based on the conversion ratio of the Preferred Stock into Common Stock). Each Investor who desires to exercise its Right of Co-Sale must give the selling Founder written notice to that effect within fifteen (15) days after the deadline for delivery of the Secondary Notice described above, and upon giving such notice such Investor shall be deemed to have effectively exercised the Right of Co-Sale.

(b) Shares Includable. Each Investor who timely exercises such Investor’s Right of Co-Sale by delivering the written notice provided for above in Section 2.2(a) may include in the Proposed Founder Transfer all or any part of such Investor’s Capital Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Transfer Stock subject to the Proposed Founder Transfer (excluding shares purchased by the Company or the Investors pursuant to the Right of First Refusal or the Secondary Refusal Right) by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Investor immediately before consummation of the Proposed Founder Transfer (excluding any shares that such Investor has agreed to purchase pursuant to the Secondary Refusal Right) and the denominator of which is the total number of shares of Capital Stock owned, in the aggregate, by all Investors immediately prior to the consummation of the Proposed Founder Transfer (excluding any shares that all Investors have collectively agreed to purchase pursuant to the Secondary Refusal Right) plus the number of shares of Transfer Stock held by the selling Founder at such time. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth herein, the number of shares of Transfer Stock that the selling Founder may sell in the Proposed Founder Transfer shall be correspondingly reduced.

(c) Delivery of Certificates. Each Investor shall effect its participation in the Proposed Founder Transfer by delivering to the transferring Founder, no later than fifteen (15) days after such Investor’s exercise of the Right of Co-Sale, one or more stock certificates, properly endorsed for transfer to the Prospective Transferee, representing:

(i) the number of shares of Common Stock that such Investor elects to include in the Proposed Founder Transfer; or

(ii) the number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that such Investor elects to include in the Proposed Founder Transfer; provided, however, that if the Prospective Transferee objects to the delivery of convertible Preferred Stock in lieu of Common Stock, such Investor shall first convert the Preferred Stock into Common Stock and deliver Common Stock as provided above. The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the Prospective Transferee.

(d) Purchase Agreement. The parties hereby agree that the terms and conditions of any sale pursuant to this Section 2.2 will be memorialized in, and governed by, a written purchase and sale agreement with customary terms and provisions for a transaction evidencing a simple purchase and sale of capital stock and the parties further covenant and agree to enter into such an agreement as a condition precedent to any sale or other transfer pursuant to this Section 2.2. No Investor shall be required to make any representations or warranties in connection with such Proposed Founder Transfer other than customary representations and warranties regarding title to the transferred shares, lack of encumbrances on such transferred shares and similar customary representations, and no Investor shall be required to perform any services for any person or entity or, except for customary covenants to transfer the subject shares at the closing of the Proposed Founder Transfer, agree to any covenants to take any action or refrain from taking any action in connection with such transfer.

(e) Deliveries. Each stock certificate an Investor delivers to the selling Founder pursuant to Section 2.2(c) above will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Transfer Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice and the purchase and sale agreement, and the selling Founder shall concurrently therewith remit or direct payment to each Investor the portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. If any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Investor exercising its Right of Co-Sale hereunder, no Founder may sell any Transfer Stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Founder purchases all securities subject to the Right of Co-Sale from such Investor on the same terms and conditions (including the proposed purchase price as appropriately adjusted based on the conversion ratio of the Preferred Stock into Common Stock) as set forth in the Proposed Transfer Notice.

(f) Additional Compliance. If any Proposed Founder Transfer is not consummated within forty-five (45) days after receipt of the Proposed Transfer Notice by the Company, the Founder proposing the Proposed Founder Transfer may not sell or otherwise transfer any Transfer Stock unless they first comply in full with each provision of this Section 2. The exercise or election not to exercise any right by any Investor hereunder shall not adversely affect its right to participate in any other sales of Transfer Stock subject to this Section 2.2.

2.3 Effect of Failure to Comply.

(a) Transfer Void; Equitable Relief. Any Proposed Founder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement).

(b) Violation of First Refusal Right. If the Founder becomes obligated to sell any Transfer Stock to the Company or any Investor under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the Company and/or such Investor may, at its option, in addition to all other remedies it may have, send to such Founder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Company or such Investor (or request that the Company effect such transfer in the name of an Investor) on the Company’s books the certificate or certificates representing the Transfer Stock to be sold.

(c) Violation of Co-Sale Right. If the Founder purports to sell any Transfer Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Investor who desires to exercise its Right of Co-Sale under Section 2.2 may, in addition to such remedies as may be available by law, in equity or hereunder, require the Founder to purchase from such Investor the type and number of shares of Capital Stock that such Investor would have been entitled to sell to the Prospective Transferee under Section 2.2 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 2.2. The sale will be made on the same terms and subject to the same conditions as would have applied had the Founder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Investor learns of the Prohibited Transfer, as opposed to the timeframe proscribed in Section 2.2. The Founder shall also reimburse each Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 2.2.

3. Exempt Transfers.

3.1 Exempted Transfers.

Notwithstanding the foregoing or anything to the contrary herein, the provisions of Sections 2.1 and 2.2 shall not apply: (a) to a repurchase of Transfer Stock from the Founder by the Company, provided such repurchase was approved by a majority of the Board of Directors, including at least a majority of the directors designated by the holders of Preferred Stock, or (b) upon a transfer of Transfer Stock by the Founder to its members or from its members made for bona fide estate planning purposes, or any other person approved by unanimous consent of the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Founder or any such family members; provided that in the case of clause (b) the Founder shall deliver prior written notice to the Investors of such transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Founder (but only with respect to the securities so transferred to the transferee), including the obligations of the Founder with respect to Proposed Founder Transfers of such Transfer Stock pursuant to Section 2; and provided, further, in the case of any transfer pursuant to clause (b) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

3.2 Prohibited Transferees.

Notwithstanding the foregoing, no Founder shall transfer any Transfer Stock to (a) any entity which, in the determination of the Company’s Board of Directors, directly or indirectly competes with the Company or (b) any customer, distributor or supplier of the Company, if the Company’s Board of Directors should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier.

3.3 Exempted Offerings.

Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 2 shall not apply to the sale of any Transfer Stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a “Public Offering”) or (b) pursuant to a Deemed Liquidation Event (as defined in section 2.3 of part B of Article Fourth of the Certificate of Incorporation).

4. Legends.

Each certificate representing shares of Transfer Stock held by the Founder or issued to any permitted transferee in connection with a transfer permitted by Section 3.1 hereof shall be endorsed with the following legends:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legends referred to in this Section 4 above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legends shall be removed upon termination of this Agreement at the request of the holder; provided, however, that the second legend above shall not be removed until the end of the lock-up period specified in Section 5.1 below.

5. Lock-Up.

5.1 Agreement to Lock-Up.

The Founder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial Public Offering (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed l80 days) or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within eighteen (18) days prior to or after the date that is one hundred eighty (180) days after the effective date of the registration statement relating to such offering, but in any event not to exceed two hundred ten (210) days following the effective date of the registration statement relating to such offering (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock held immediately prior to the effectiveness of the registration statement for the IPO or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Capital Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 5 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Founder if all officers, directors and greater than one percent (1%) stockholders of the Company are subject to the same or similar restrictions. The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Founder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 5 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to each Founder subject to such agreements pro rata based on the number of shares subject to such agreements.

5.2 Stop Transfer Instructions.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Capital Stock of each Founder (and transferees and assignees thereof) until the end of such restricted period.

6. Miscellaneous.

6.1 Term.

This Agreement shall automatically terminate upon the earlier of (a) immediately prior to the consummation of the Company’s IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction) and (b) the consummation of a Deemed Liquidation Event (as defined in section 2.3 of Part B of Article Fourth of the Certificate of Incorporation), pursuant to which the Investors receive cash or freely tradeable securities or equivalent rights. Section 5 hereof shall survive any termination of this Agreement.

6.2 Stock Split.

All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Capital Stock occurring after the date of this Agreement.

6.3 Ownership.

The Founder represents and warrants that the Founder is the sole legal and beneficial owner of the shares of Transfer Stock subject to this Agreement and that no other person or entity has any interest in such shares (other than a community property interest as to which the holder thereof has acknowledged and agreed in writing to the restrictions and obligations hereunder).

6.4 Costs of Enforcement.

If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

6.5 Notices.

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given and received: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or confirmed facsimile if sent during normal business hours of the recipient, and if after normal business hours, then on the next business day (subject to confirmation of receipt), (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereof, as the case may be, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Christopher L. Kaufman, Esq., Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, email: christopher.kaufman@lw.com. If notice is given to GPV Fund II LLC, a copy (which shall not constitute notice) shall also be sent to Peter Finn, Esq., Rubin and Rudman LLP, 50 Rowes Wharf, Boston, MA 02110, email: pfinn@rubinrudman.com. Notwithstanding the foregoing, notice may be given to a party by confirmed electronic transmission or confirmed facsimile if an email address or facsimile number, respectively, for such party is set forth on Schedule A or Schedule B hereof.

6.6 Entire Agreement.

This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties, including, without limitation, the Prior Agreement, are expressly canceled. Without limiting the forgoing, this Agreement supersedes the Prior Agreement in its entirety, and all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.

6.7 Delays or Omissions.

No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in a writing executed by such party and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.8 Amendment; Waiver and Termination.

This Agreement may be amended, modified or terminated (other than pursuant to Section 6.1 above) and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company, (b) the Founder and (c) the holders of two-thirds (2/3) of the Preferred Stock. Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Investors, the Founder and all of their respective successors and permitted assigns whether or not such party, assignee or other stockholder entered into or approved such amendment, modification, termination or waiver. Notwithstanding the foregoing: (i) the consent of the Founder shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination or waiver does not apply to the Founder; (ii) Schedule B hereto may be amended by the Company from time to time in accordance with Section 6.15 hereto to add information regarding additional Founders without the consent of the other parties hereto; (iii) Schedule A hereto may be amended by the Company from time to time to reflect assignments described in Section 6.9(c) without the consent of the other parties hereto; and (iv) any provision hereof may be waived in an executed writing by the waiving party on such party’s own behalf, without the consent of any other party. The Company shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.8 shall be binding on each party hereto and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.9 Assignment of Rights.

(a) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Any successor or permitted assignee of the Founder, including any Prospective Transferee who purchases shares of Transfer Stock in accordance with the terms hereof, shall deliver to the Company and the Investors, as a condition to any transfer or assignment, a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee. For the avoidance of doubt, no Investor purchasing any Transfer Stock pursuant to Section 2.1 shall be deemed to be a Founder to any extent, including with respect to such Transfer Stock, but each other transferee (other than the Company) that receives Transfer Stock from a Founder shall be deemed a Founder with respect to such Transfer Stock.

(c) An Investor may assign its rights hereunder (but only with all related obligations) to a transferee of all or a portion of the Investor’s Capital Stock (i) that is an Affiliate (as defined below in Section 6.14), partner, member, limited partner, retired partner, retired member or stockholder of such investor or (ii), if after such transfer, the transferee holds the lesser of (A) at least 1,000,000 shares of Capital Stock or (B) all of the shares of Capital Stock originally held by the Investor; provided: (1) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Capital Stock with respect to which such rights are being transferred; and (2) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement as an Investor. For purposes of determining the number of shares of Capital Stock held by any Investor or a transferee, the holdings of a transferee that is an Affiliate, limited partner, retired partner, member, retired member or stockholder of an Investor, shall be aggregated together with those of the transferring Investor.

(d) Except in connection with an assignment by the Company by operation of law to the acquirer of the Company, the rights and obligations of the Company hereunder may not be assigned under any circumstances.

6.10 Severability.

In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

6.11 Governing Law.

This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its principles of conflicts of laws.

6.12 Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.13 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.14 Aggregation of Stock.

All shares of Capital Stock held or acquired by Affiliates of Investors shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and the exercise of any such rights may be allocated among such affiliated persons or entities in such manner as such affiliates may determine in their discretion. For purposes hereof, an “Affiliate” of an Investor means any general or limited partner (including without limitation any retired partner) of any Investor that is a partnership, any manager or member (including without limitation any retired member) of any Investor that is a limited liability company, or any person or entity that, directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Investor, including any general partner or limited partner (including without limitation any retired partner), manager or member (including without limitation any retired member), officer or director of such specified Investor, and any venture capital or private equity fund or other person now or hereafter existing which is controlled by or under common control with such specified Investor or one or more general partners or managers of such specified Investor, or which shares the same management or parent company with such specified Investor. For purposes of the foregoing, “control”, “controlled by” and “under common control with” with respect to any entity shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

6.15 Additional Founder.

In the event that after the date of this Agreement, the Company issues shares of Common Stock, or options or other rights to purchase Common Stock or securities ultimately convertible into, exercisable for or exchangeable for Common Stock, to any employee or consultant, which shares or options would collectively constitute with respect to such employee or consultant (taking into account all shares of Common Stock, options and other purchase rights and Company securities held by such employee or consultant in each case as converted, exchanged and/or exercised for Common Stock) one percent (1%) or more of the Company’s then outstanding Capital Stock (treating for this purpose all shares of Common Stock issuable upon exchange, exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised, exchanged and/or converted), then, the Company shall, in the case of the issuance of shares of Common Stock, as a condition precedent to such issuance, or, in the case of the issuance of options or other rights to purchase Common Stock or securities ultimately convertible into, exercisable for or exchangeable for Common Stock, as a condition precedent to such employee’s or consultant’s conversion, exercise or exchange of such securities, as the case may be, cause such employee or consultant to execute a counterpart signature page hereto as a Founder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to the Founder.

6.16 Specific Performance.

In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company and the Founder hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first above written.

COMPANY:

COSKATA, INC.

By:	/s/ William J. Roe
Name: William J. Roe
Title: President and Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

GPV FUND II LLC

By:	/s/ Andrew Pellman
Andrew Pellman, Manager Hereunto Duly Authorized

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

/s/ Todd Kimmel
Todd Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

/s/ William J. Roe
William J. Roe

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

/s/ David Blair
David Blair

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

/s/ Richard Tobey
Richard Tobey

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

FOUNDERS:

/s/ Jeffrey Burgard
Jeffrey Burgard

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

Blackstone Tenex L.P.
Blackstone Clean Technology Partners, L.P.
Blackstone Family Cleantech Investment
Partnership, L.P.
Blackstone Family Cleantech Investment
Partnership SMD, L.P.

By: Blackstone Cleantech Venture Associates
L.L.C., its general partner

By:	/s/ Jamie Kiggen
Name: Jamie Kiggen
Title: Authorized Person

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

TOTAL ENERGY VENTURES
INTERNATIONAL, S.A.S.

By:	/s/ Manoelle Lepoutre
Name: Manoelle Lepoutre
Title: President

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

CCM QUALIFIED MASTER FUND, LTD.

By:	/s/ Clint D. Coghill
Name:	Clint D. Coghill
Title:	Director

CCM SPV II, LLC

By:	/s/ Clint D. Coghill
Name:	Clint D. Coghill
Title:	President and CIO of Managing
Member, Coghill Capital Management, LLC

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

ADVANCED TECHNOLOGY VENTURES VII, L.P.

By:	ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name:	William Wiberg
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

By:	ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name:	William Wiberg
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

By:	ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name:	William Wiberg
Title:	Managing Director

ATV ENTREPRENEURS VII, LP

By:	ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name:	William Wiberg
Title:	Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

KHOSLA VENTURES II, LP

By:	Khosla Ventures Associates II, LLC, a Delaware limited liability company and general partner of Khosla Ventures II, LP

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Member

KHOSLA VENTURES III, LP

By:	Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Member

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

GENERAL MOTORS VENTURES LLC

By:	/s/ Jon Lauckner

Name: Jon Lauckner
Title: President

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

GLOBESPAN CAPITAL PARTNERS V, L.P.

By:	Globespan Management Associates V, L.P.
Its sole General Partner

By:	Globespan Management Associates V, LLC
Its sole General Partner

By:	/s/ Andrew P. Goldfarb
Name: Andrew P. Goldfarb
Title: Member

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name: Sajal Srivastava
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

THE LYNCH FOUNDATION u/a 07/14/88

By:	/s/ Peter S. Lynch
Name: Peter S. Lynch
Title: Trustee

PETER AND CAROLYN LYNCH JT TEN WROS

By:	/s/ [illegible]
Name:
Title:

LYNCH CHILDRENS TRUST fbo ANNE LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch
Name: Carolyn A. Lynch
Title: Trustee

LYNCH CHILDRENS TRUST fbo ELIZABETH LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch
Name: Carolyn A. Lynch
Title: Trustee

LYNCH CHILDRENS TRUST fbo MARY LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch
Name: Carolyn A. Lynch
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

PETER S. LYNCH CHARITABLE LEAD ANNUITY u/a 03/27/96

By:	/s/ Carolyn A. Lynch

Name:	Carolyn A. Lynch
Title:	Trustee

PETER S. LYNCH CHARITABLE LEAD UNITRUST u/a 03/03/97

By:	/s/ Carolyn A. Lynch

Name:	Carolyn A. Lynch
Title:	Trustee

PETER S. AND CAROLYN A. LYNCH 1999 UNITRUST u/a 12/28/99

By:	/s/ Peter S. Lynch

Name:	Peter S. Lynch
Title:	Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

WEISS FAMILY TRUST

By:	/s/ [illegible]
Name:
Title:

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

ROGER KIMMEL

/s/ Roger Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

MEGAN WEISS AND ERIC NEEDLEMAN

By:	/s/ [illegible]
Name:
Title:

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

MELISSA KIMMEL

/s/ Melissa Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

SC GREEN ENERGY TECH, INC. (a Sumitomo Corporation green energy tech investment company)

By:	/s/ Tsuyoshi Kondo
Name: Tsuyoshi Kondo
Title: President

PRESIDIO VENTURES, INC.

By:	/s/ Toshihiko Kusakabe
Name: Toshihiko Kusakabe
Title: CEO & President

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

ARANCIA INTERNATIONAL INC.

By:	/s/ Ignacio Aranguren

Name:	Ignacio Aranguren
Title:	President

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

WILLIAM J. ROE

/s/ William J. Roe

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTORS:

REVOCABLE TRUST OF BRADLEY J. BELL DATED DECEMBER 21, 1988 AS AMENDED AND RESTATED

By:	/s/ Bradley J. Bell

Name: Bradley J. Bell
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

SCHEDULE A

INVESTORS

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
The Blackstone Investors:
Blackstone Tenex L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	4,166,666	0
Blackstone Clean Technology Partners, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	1,601,251	0
Blackstone Family Cleantech Investment Partnership, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	16,993	1,000,000
Blackstone Family Cleantech Investment Partnership SMD, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	160,923	0
Total Energy Ventures International, S.A.S.	0	0	1,666,667	257,143
Tour Coupole , 2 Place Jean Millier La Defense 6, 92400 Courbevoie, France
CCM Qualified Master Fund, Ltd.	0	517,384	0	0
CCM SPV II, LLC	0	432,338	0	0
One North Wacker Drive, Suite 4350 Chicago, IL 60606
General Motors Ventures LLC	0	949,722	0	90,914
Mail Code 482-C37-D99 300 Renaissance Center Detroit, MI 48265 Attn: Tim Brumbaugh

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
The Advanced Technology Investors:
Advanced Technology Ventures VII, L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	3,416,627	713,153	1,066,914	497,465
Advanced Technology Ventures VII (B), L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	137,108	28,619	42,814	19,963
Advanced Technology Ventures VII (C), L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	65,903	13,756	20,579	9,595
ATV Entrepreneurs VII, L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	20,362	4,251	6,358	2,965
Khosla Ventures II, LP	6,360,000	284,917	0	0
3000 Sand Hill Road, Bldg. 3, Suite 170 Menlo Park, CA 94025 Attn: Kim Totah
Khosla Ventures III, LP	0	0	2,030,001	830,425
3000 Sand Hill Road, Bldg. 3, Suite 170 Menlo Park, CA 94025 Attn: Kim Totah
Globespan Capital Partners V, L.P.	0	569,833	250,001	78,480
300 Hamilton Avenue Palo Alto, CA 94301
TriplePoint Capital	0	94,972	50,000	0
2755 Sand Hill Rd Menlo Park, CA 94025
The Lynch Entities Investors:
The Lynch Foundation u/a 07/14/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Peter S. Lynch, Trustee	0	44,637	0	7,143
Peter and Carolyn Lynch JT Ten WROS 82 Devonshire Street, S4A Boston, MA 02109	0	30,391	0	7,143

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
Lynch Childrens Trust fbo Anne Lynch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Lynch Childrens Trust fbo Elizabeth Lynch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Lynch Childrens Trust fbo Mary Lunch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Peter S. Lynch Charitable Lead Annuity u/a 03/27/96 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	6,078	0	7,143
Peter S. Lynch Charitable Lead Unitrust u/a 03/03/97 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	6,648	0	636
Peter S. and Carolyn A. Lynch 1999 Unitrust u/a 12/28/99 82 Devonshire Street, S4A Boston, MA 02109 Attn: Peter S. Lynch, Trustee	0	39,888	0	3,818
Weiss Family Trust	0	18,994	0	11,006
100 Irvine Cove Place Laguna Beach, CA 92651 Attn: Dr. Stephen and Renee Weiss
Roger Kimmel	0	18,994	0	11,006
1046 Lake Avenue Greenwich, CT 06831
Megan Weiss and Eric Needleman	0	4,748	0	455
1471 North Doheny Drive Los Angeles, CA 90069
Melissa Kimmel	0	4,748	0	455
7012 Arandale Road Bethesda, MD 20817

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
SC Green Energy Tech, Inc. Attn: Hajime Uchiike 600 Third Avenue New York, NY 10016	0	0	166,667	0
Presidio Ventures, Inc. Attn: Hajime Uchiike 600 Third Avenue New York, NY 10016	0	0	0	15,955
William J. Roe c/o Coskata, Inc. 4575 Weaver Parkway, Suite 100 Warrenville, IL 60555	0	0	66,667	6,382
Arancia International Inc. c/o One Wilshire Boulevard., Ste 2000 Los Angeles, CA 90017-3321 Attn: S. L. Bradford	0	0	208,334	19,943
Revocable Trust of Bradley J. Bell dated December 21, 1988 as amended and restated 28 Muirfield Wheaton, IL 60189	0	0	50,000	4,786

SCHEDULE B

FOUNDERS

Name	Number of Shares of Capital Stock
GPV FUND II LLC	5,363,636
TODD B. KIMMEL	454,750
WILLIAM J. ROE	*
DAVID BLAIR	*
RICHARD TOBEY	*
JEFFREY BURGARD	*
Total:	5,818,386

*	Options to purchase common stock constituting 1% or more of the Company’s outstanding capital stock.